UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report
(Date of earliest
event reported):	September 8, 2008

Commission	Name of Registrant, State of Incorporation, Address of	IRS Employer
File Number	Principal Executive Offices and Telephone Number	Identification Number
1-9894	Alliant Energy Corporation	39-1380265
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
0-4117-1	Interstate Power and Light Company	42-0331370
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319) 786-4411
0-337	Wisconsin Power and Light Company	39-0714890
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

        As part of rebuttal testimony filed on September 8, 2008 with the Public Service Commission of Wisconsin, Wisconsin Power and Light Company (“WPL”), a wholly owned subsidiary of Alliant Energy Corporation, is updating WPL’s cost estimate for capital expenditures for its proposed addition of a new third unit of the Nelson Dewey Generating Station in Cassville, Wisconsin to an estimated range of $1.2 billion to $1.3 billion, which is an increase from the previously disclosed range of $1.1 billion to $1.2 billion. Primary drivers of the increase are escalations of major equipment costs and subsistence costs to attract labor. Cost estimates represent WPL’s total escalated construction expenditures and exclude allowance for funds used during construction, if applicable.

        Separately, the Iowa Utilities Board (“IUB”) recently changed the start of technical hearings on the ratemaking principles docket associated with Interstate Power and Light Company’s (“IPL”), a wholly owned subsidiary of Alliant Energy Corporation, proposed addition of a new unit at the Sutherland Generating Station in Marshalltown, Iowa from September 15, 2008 to October 6, 2008. IPL plans to respond to the IUB’s order requiring additional information on the docket by September 12, 2008.

        This Current Report on Form 8-K includes forward-looking statements. These forward-looking statements can be identified as such because the statements include words such as “estimate,” “estimated,” “plans” or other words of similar import. Similarly, statements that describe future plans or strategies are also forward-looking statements. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Actual results could be affected by such factors as: state regulatory actions or local government actions which delay, prevent or alter the proposed plans, including inability to obtain all necessary approvals and permits; unanticipated construction issues, delays or expenditures including increased costs of labor, materials and equipment; failure of equipment and technology to perform as expected; current or future litigation, regulatory investigations, proceedings or inquiries that could impede the implementation of WPL’s and IPL’s plans; political conditions in WPL’s and IPL’s service territories; changes to WPL’s and IPL’s access to capital markets; and economic conditions in WPL’s and IPL’s service territory. These factors should be considered when evaluating the forward-looking statements and undue reliance should not be placed on such statements. The forward-looking statements included herein are made as of the date hereof and Alliant Energy, IPL and WPL undertake no obligation to update publicly such statements to reflect subsequent events or circumstances.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION
Date: September 8, 2008	By: /s/ Barbara J. Swan
Barbara J. Swan
Executive Vice President and
General Counsel
INTERSTATE POWER AND LIGHT COMPANY
Date: September 8, 2008	By: /s/ Barbara J. Swan
Barbara J. Swan
Executive Vice President and
General Counsel
WISCONSIN POWER AND LIGHT COMPANY
Date: September 8, 2008	By: /s/ Barbara J. Swan
Barbara J. Swan
President

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